UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, DC 20549-1004



                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



         Date of Report (Date of earliest event reported) March 1, 2007



                           GENERAL MOTORS CORPORATION
                           --------------------------
             (Exact Name of Registrant as Specified in its Charter)



            STATE OF DELAWARE                  1-143           38-0572515
            -----------------                  -----           ----------
        (State or other jurisdiction of     (Commission     (I.R.S. Employer
        Incorporation or Organization)      File Number)   Identification No.)

      300 Renaissance Center, Detroit, Michigan                 48265-3000
      -----------------------------------------                 ----------
      (Address of Principal Executive Offices)                  (Zip Code)



      Registrant's telephone number, including area code (313) 556-5000
                                                         --------------








================================================================================

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

{ } Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

{ } Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17-CFR
    240.14a-12)

{ } Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

{ } Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01.  OTHER EVENTS

On March 1, 2007 General Motors Corporation (GM) issued a news release announcing February 2007 sales. The release is as follows:


                    GM Reports 311,763 Deliveries in February

GM Bucks Industry Trend - Total Sales Up, Led by an 11 Percent Retail Increase

The Truck Leader - Silverado and Sierra Power 29 Percent Increase in Full-Size Pickups

GMC Acadia and Saturn Outlook Drive 97 Percent Retail Increase in Mid-Utility Crossover Sales

Chevrolet Impala, Pontiac G6 and Saturn Aura Lead 25 Percent Increase in Mid Car Retail Sales


DETROIT - Despite an expected decline in U.S. industry sales, GM reported a 3.4 percent total sales increase, compared with February 2006. The sales gain was due to an 11 percent retail sales increase. Retail and fleet sales by GM dealers in the United States totaled 311,763 vehicles, compared with sales of 301,545 in February 2006. Fleet sales were down 18 percent due to a planned 25 percent reduction in daily rental sales.

"Our pickup, SUV and crossover business was terrific across the board. Our customers are telling us that we have the winning formula - the best products, industry-leading fuel economy and the best value," said Mark LaNeve, vice president, GM North American Sales, Service and Marketing.

February's performance was led by the new GMC Sierra and the North American Truck of the Year Chevrolet Silverado full-size pickups. Silverado had its best February sales month in five years, total full-size pickup sales were up 29 percent and total truck sales were up more than 7 percent compared with last February. The critically-acclaimed new GMC Acadia and Saturn Outlook drove a 97 percent retail increase in the mid-crossover segment.

"With GM offering the best coverage in our 5 year/100,000 mile powertrain limited warranty with roadside assistance and courtesy transportation, we believe customers see our vehicles as having outstanding value and quality that is better than the competition. With a less than stellar industry performance, our February sales results stand out." LaNeve added.

The Chevrolet, GMC, Saturn and Pontiac divisions all saw retail increases in February.

Retail truck sales were up 16 percent compared with February 2006 and total truck sales were up 7 percent. Leading the retail sales gains were full-size pickups, up 36 percent compared with February 2006, with positive showings by Chevrolet Avalanche, up 110 percent and Silverado, up 34 percent. GMC Sierra retail sales volume was up 27 percent compared with last February.

Retail increases by the Cadillac Escalade ESV and Escalade EXT, compared with February 2006, pushed GM's large luxury utilities segment up 7 percent compared with last February.

Driven by an increase in Chevrolet Aveo retail sales, GM's economy car segment retail volume was up 17 percent compared with February 2006. A 45 percent retail increase in Pontiac G6 and a 65 percent increase in Chevrolet Impala retail sales, compared with the same month a year ago, pushed GM's mid-car segment retail volume up 25 percent.

In February, GM's mix of total fleet to retail sales continued to improve significantly. Retail sales were 78.5 percent of total sales, compared with 73 percent last February; fleet sales were 21.5 percent, compared with 27 percent last year.

GM February sales reflected the continuing strength of the new product portfolio with competitive incentive spending, balanced with ongoing reductions in daily rental fleet sales.

Certified Used Vehicles

February 2007 sales for all certified GM brands, including GM Certified Used Vehicles, Cadillac Certified Pre-Owned Vehicles, Saturn Certified Pre-Owned Vehicles, Saab Certified Pre-Owned Vehicles and HUMMER Certified Pre-Owned Vehicles, were 42,855 units, up nearly 6 percent from last February. Year-to-date sales for all certified GM brands are up nearly 8 percent from the same period last year.

GM Certified Used Vehicles, the industry's top-selling manufacturer-certified used brand, posted February sales of 37,840 units, up nearly 7 percent from February 2006. Year-to-date sales are 75,390 units, up 8 percent.

Cadillac Certified Pre-Owned Vehicles posted February sales of 3,111 units, comparable to last February. Saturn Certified Pre-Owned Vehicles sold 1,262 units in February, down 11 percent. Saab Certified Pre-Owned Vehicles sold 540 units, up 7 percent, and HUMMER Certified Pre-Owned Vehicles sold 102 units, up 183 percent.

"GM Certified Used Vehicles posted another strong month in February, with sales up nearly 7 percent from last February," said LaNeve. "We have had two excellent months to begin the year and with upcoming program changes in 2007, we're optimistic sales will continue to grow throughout the year."

GM North America Reports February 2007 Production, 2007 First-Quarter Production Forecast Remains Unchanged at 1.080 Million Vehicles, 2007 Second-Quarter Production Forecast Set at 1.175 Million Vehicles

In February, GM North America produced 348,000 vehicles (129,000 cars and 219,000 trucks). This is down 59,000 units or 15 percent compared to February 2006 when the region produced 407,000 vehicles (155,000 cars and 252,000 trucks). (Production totals include joint venture production of 20,000 vehicles in February 2007 and 26,000 vehicles in February 2006.)

The region's 2007 first-quarter production forecast is unchanged at 1.080 million vehicles (417,000 cars and 663,000 trucks). In the first-quarter of 2006 the region produced 1.255 million vehicles (496,000 cars and 759,000 trucks). Additionally, the region's initial 2007 second-quarter production forecast is set at 1.175 million vehicles (418,000 cars and 757,000 trucks), down 5 percent from second-quarter 2006 actuals. The production decrease is due to GM's ongoing efforts to reduce low-margin daily rental fleet sales, as well as managing inventory levels.

GM also announced revised 2007 first-quarter and initial second-quarter production forecasts for its international regions.

GM Europe - GM Europe's 2007 first-quarter production forecast is unchanged at 508,000 units. In the first-quarter of 2006 the region built 494,000 vehicles. The region's initial 2007 second-quarter production forecast is set at 467,000 vehicles. In the second-quarter of 2006 the region built 495,000 vehicles.

GM Asia Pacific - The region's 2007 first-quarter production forecast is revised at 538,000 vehicles. In the first-quarter of 2006 the region built 472,000 vehicles. GM Asia Pacific's initial 2007 second-quarter production forecast is set at 560,000 vehicles. In the second-quarter of 2006 the region built 482,000 vehicles.

GM Latin America, Africa and the Middle East - The region's 2007 first-quarter production forecast is unchanged at 225,000 units. In the first-quarter of 2006 the region built 194,000 vehicles. The region's initial 2007 second-quarter production forecast is set at 233,000 vehicles. In the second-quarter of 2006 the region built 206,000 vehicles.

(General Motors Corp. (NYSE: GM), the world's largest automaker, has been the global industry sales leader for 76 years. Founded in 1908, GM today employs about 284,000 people around the world. With global headquarters in Detroit, GM manufactures its cars and trucks in 33 countries. In 2006, nearly 9.1 million GM cars and trucks were sold globally under the following brands: Buick, Cadillac, Chevrolet, GMC, GM Daewoo, Holden, HUMMER, Opel, Pontiac, Saab, Saturn and Vauxhall. GM's OnStar subsidiary is the industry leader in vehicle safety, security and information services. More information on GM can be found at www.gm.com.

Note: GM sales and production results are available on GM Media OnLine at http://media.gm.com by clicking on News, then Sales/Production. In this press release and related comments by General Motors management, we use words like "expect," "anticipate," "estimate," "forecast," "objective," "plan," "goal" and similar expressions to identify forward-looking statements, representing our current judgment about possible future events. We believe these judgments are reasonable, but actual results may differ materially due to a variety of important factors. Among other items, such factors might include: the pace of introductions and market acceptance of new products; the effect of competition on our markets and significant changes in the competitive environment; price increases or shortages of fuel; and changes in laws, regulations or tax rates. GM's most recent annual report on Form 10-K and quarterly report on Form 10-Q provide information about these factors, which may be revised or supplemented in future reports to the SEC on Form 10-Q or 8-K.

                                      # # #

Detroit -- General Motors dealers in the United States today reported the following vehicle sales:

-------------------------------------------------------------------------------
                                                      Calendar Year-to-Date
                                  February              January - February
-------------------------------------------------------------------------------
 Curr S/D:   24                           % Chg
 Prev S/D:   24           2007      2006  per S/D      2007      2006  % Chg.
-------------------------------------------------------------------------------
Vehicle Total          311,763   301,545    3.4     559,227   597,548   -6.4
-------------------------------------------------------------------------------
Car Total              108,902   112,656   -3.3     213,058   247,123  -13.8
-------------------------------------------------------------------------------
Truck Total            202,861   188,889    7.4     346,169   350,425   -1.2
-------------------------------------------------------------------------------
Light Truck Total      199,509   184,825    7.9     339,967   343,489   -1.0
-------------------------------------------------------------------------------
Light Vehicle Total    308,411   297,481    3.7     553,025   590,612   -6.4
-------------------------------------------------------------------------------


-------------------------------------------------------------------------------
      Market Division
       Vehicle Total                                  Calendar Year-to-Date
                                 February               January - February
-------------------------------------------------------------------------------
                                          % Chg
                          2007      2006  per S/D      2007      2006  % Chg.
-------------------------------------------------------------------------------
Buick                   15,108    21,425  -29.5      27,121    38,598  -29.7
Cadillac                14,142    16,251  -13.0      27,882    30,984  -10.0
Chevrolet              187,088   177,710    5.3     335,537   351,332   -4.5
GMC                     41,279    33,751   22.3      69,767    61,729   13.0
HUMMER                   4,177     5,645  -26.0       8,157    10,859  -24.9
Oldsmobile                   0        92  ***.*           0        96  ***.*
Other - Isuzu              960       832   15.4       1,627     1,463   11.2
Pontiac                 24,563    29,107  -15.6      48,623    66,652  -27.0
Saab                     2,221     2,787  -20.3       4,583     4,983   -8.0
Saturn                  22,225    13,945   59.4      35,930    30,852   16.5
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Sales of Vehicles Produced in US/Canada/Mexico
-------------------------------------------------------------------------------
Car                    101,830   106,127   -4.0     199,760   235,433  -15.2
-------------------------------------------------------------------------------
Light Truck            199,509   184,825    7.9     339,967   343,489   -1.0
-------------------------------------------------------------------------------

Twenty-four selling days for the Month period this year and twenty-four for last year.


*American Isuzu Motors, Inc., dealer sales of commercial vehicles distributed by General Motors Corporation as reported to General Motors by American Isuzu Motors, Inc.

                                      2-1P
                       GM Car Deliveries - (United States)
                                  February 2007
-------------------------------------------------------------------------------
                                                      Calendar Year-to-Date
                                  February               January - February
-------------------------------------------------------------------------------
                                          % Chg
                          2007      2006  per S/D      2007      2006  % Chg.
                        -------------------------------------------------------
     Selling Days (S/D)     24        24
-------------------------------------------------------------------------------
Century                      0        31  ***.*           2        43  -95.3
LaCrosse                 3,556     5,265  -32.5       6,141    10,597  -42.0
LeSabre                     16       439  -96.4          40       943  -95.8
Lucerne                  6,311     7,327  -13.9      12,070    13,434  -10.2
Park Avenue                  3        16  -81.3           6        21  -71.4
Regal                        0        24  ***.*           0        30  ***.*
      Buick Total        9,886    13,102  -24.5      18,259    25,068  -27.2
-------------------------------------------------------------------------------
CTS                      3,042     4,109  -26.0       5,885     7,915  -25.6
DeVille                     12       188  -93.6          22       333  -93.4
DTS                      3,189     4,560  -30.1       7,284     9,839  -26.0
Seville                      0         8  ***.*           0         9  ***.*
STS                      1,472     1,740  -15.4       2,879     3,408  -15.5
XLR                        144       354  -59.3         266       537  -50.5
      Cadillac Total     7,859    10,959  -28.3      16,336    22,041  -25.9
-------------------------------------------------------------------------------
Aveo                     4,646     3,377   37.6       8,435     6,133   37.5
Cavalier                     9        71  -87.3          15       124  -87.9
Classic                      0         1  ***.*           1         2  -50.0
Cobalt                  10,865    14,277  -23.9      23,888    31,790  -24.9
Corvette                 2,784     3,058   -9.0       5,018     5,637  -11.0
Impala                  26,925    18,714   43.9      52,200    40,362   29.3
Malibu                  11,703    14,659  -20.2      20,912    33,066  -36.8
Monte Carlo              1,289     2,581  -50.1       2,928     6,975  -58.0
SSR                         44       511  -91.4          98       837  -88.3
      Chevrolet Total   58,265    57,249    1.8     113,495   124,926   -9.2
-------------------------------------------------------------------------------
Alero                        0        64  ***.*           0        67  ***.*
      Oldsmobile Total       0        64  ***.*           0        67  ***.*
-------------------------------------------------------------------------------
Bonneville                  11       210  -94.8          36       404  -91.1
G5                       1,917         0  ***.*       3,229         0  ***.*
G6                      11,248     9,749   15.4      23,246    25,089   -7.3
Grand Am                    12       151  -92.1          28       256  -89.1
Grand Prix               4,672     6,974  -33.0      10,016    18,877  -46.9
GTO                        633       797  -20.6       1,185     1,391  -14.8
Solstice                 1,017     1,859  -45.3       1,878     3,849  -51.2
Sunfire                      3       157  -98.1           6       309  -98.1
Vibe                     2,195     3,166  -30.7       4,325     5,907  -26.8
      Pontiac Total     21,708    23,063   -5.9      43,949    56,082  -21.6
-------------------------------------------------------------------------------
9-2X                        26        61  -57.4          61       111  -45.0
9-3                      1,419     1,969  -27.9       2,894     3,510  -17.5
9-5                        348       325    7.1         723       545   32.7
      Saab Total         1,793     2,355  -23.9       3,678     4,166  -11.7
-------------------------------------------------------------------------------
Aura                     3,796         0  ***.*       7,898         0  ***.*
ION                      4,766     5,858  -18.6       7,916    14,763  -46.4
Saturn L Series              0         6  ***.*           0        10  ***.*
Sky                        829         0  ***.*       1,527         0  ***.*
      Saturn Total       9,391     5,864   60.1      17,341    14,773   17.4
-------------------------------------------------------------------------------
      GM Total         108,902   112,656   -3.3     213,058   247,123  -13.8
-------------------------------------------------------------------------------
                     GM Car Deliveries by Production Source
-------------------------------------------------------------------------------
GM North America *     101,830   106,127   -4.0     199,760   235,433  -15.2
-------------------------------------------------------------------------------
GM Import                7,072     6,529    8.3      13,298    11,690   13.8
-------------------------------------------------------------------------------
      GM Total         108,902   112,656   -3.3     213,058   247,123  -13.8
-------------------------------------------------------------------------------
* Includes U.S./Canada/Mexico

                                      2-1P
                       GM Car Deliveries - (United States)
                                  February 2007
-------------------------------------------------------------------------------
                                                      Calendar Year-to-Date
                                  February               January - February
-------------------------------------------------------------------------------
                                          % Chg
                          2007      2006  per S/D      2007      2006  % Chg.
                        -------------------------------------------------------
     Selling Days (S/D)     24        24
-------------------------------------------------------------------------------
          GM Car Deliveries by Production Source and Marketing Division
-------------------------------------------------------------------------------
Buick Total              9,886    13,102  -24.5      18,259    25,068  -27.2
Cadillac Total           7,859    10,959  -28.3      16,336    22,041  -25.9
Chevrolet Total         53,619    53,872   -0.5     105,060   118,793  -11.6
Oldsmobile Total             0        64  ***.*           0        67  ***.*
Pontiac Total           21,075    22,266   -5.3      42,764    54,691  -21.8
Saturn Total             9,391     5,864   60.1      17,341    14,773   17.4
      GM North America
        Total*         101,830   106,127   -4.0     199,760   235,433  -15.2
===============================================================================
Chevrolet Total          4,646     3,377   37.6       8,435     6,133   37.5
Pontiac Total              633       797  -20.6       1,185     1,391  -14.8
Saab Total               1,793     2,355  -23.9       3,678     4,166  -11.7
      GM Import Total    7,072     6,529    8.3      13,298    11,690   13.8
-------------------------------------------------------------------------------
                   GM Vehicle Deliveries by Marketing Division
-------------------------------------------------------------------------------
Buick Total             15,108    21,425  -29.5      27,121    38,598  -29.7
Cadillac Total          14,142    16,251  -13.0      27,882    30,984  -10.0
Chevrolet Total        187,088   177,710    5.3     335,537   351,332   -4.5
GMC Total               41,279    33,751   22.3      69,767    61,729   13.0
HUMMER Total             4,177     5,645  -26.0       8,157    10,859  -24.9
Oldsmobile Total             0        92  ***.*           0        96  ***.*
Other-Isuzu Total          960       832   15.4       1,627     1,463   11.2
Pontiac Total           24,563    29,107  -15.6      48,623    66,652  -27.0
Saab Total               2,221     2,787  -20.3       4,583     4,983   -8.0
Saturn Total            22,225    13,945   59.4      35,930    30,852   16.5
      GM Total         311,763   301,545    3.4     559,227   597,548   -6.4
-------------------------------------------------------------------------------
* Includes US/Canada/Mexico

                                      3-1P
                      GM Truck Deliveries - (United States)
                                  February 2007
-------------------------------------------------------------------------------
                                                      Calendar Year-to-Date
                                  February               January - February
-------------------------------------------------------------------------------
                                          % Chg
                          2007      2006  per S/D      2007      2006  % Chg.
                        -------------------------------------------------------
     Selling Days (S/D)     24        24
-------------------------------------------------------------------------------
Rainier                    528     1,847  -71.4         988     2,415  -59.1
Rendezvous               4,274     5,257  -18.7       7,056     8,538  -17.4
Terraza                    420     1,219  -65.5         818     2,577  -68.3
      Total Buick        5,222     8,323  -37.3       8,862    13,530  -34.5
-------------------------------------------------------------------------------
Escalade                 2,657     2,787   -4.7       4,826     4,190   15.2
Escalade ESV             1,128       528  113.6       2,139     1,020  109.7
Escalade EXT               619       368   68.2       1,149       720   59.6
SRX                      1,879     1,609   16.8       3,432     3,013   13.9
      Total Cadillac     6,283     5,292   18.7      11,546     8,943   29.1
-------------------------------------------------------------------------------
Astro                        3        49  -93.9          14       111  -87.4
C/K Suburban(Chevy)      6,437     4,820   33.5      11,388    10,327   10.3
Chevy C/T Series            15        23  -34.8          37        40   -7.5
Chevy W Series             180       238  -24.4         332       394  -15.7
Colorado                 6,880     5,770   19.2      12,084    10,845   11.4
Equinox                  7,574     7,808   -3.0      12,899    13,969   -7.7
Express Cutaway/G Cut    1,181     1,505  -21.5       2,235     2,570  -13.0
Express Panel/G Van      5,113     6,123  -16.5       9,537    12,278  -22.3
Express/G Sportvan       1,221     1,265   -3.5       2,007     2,463  -18.5
HHR                      8,071     7,997    0.9      14,175    16,610  -14.7
Kodiak 4/5 Series          790     1,156  -31.7       1,465     1,912  -23.4
Kodiak 6/7/8 Series        203       305  -33.4         418       570  -26.7
S/T Blazer                   2        44  -95.5           2        65  -96.9
S/T Pickup                   0         4  ***.*           0         4  ***.*
Tahoe                   11,667    15,431  -24.4      20,027    28,524  -29.8
Tracker                      0         9  ***.*           0        11  ***.*
TrailBlazer             10,838    13,683  -20.8      20,206    27,162  -25.6
Uplander                 4,436     5,154  -13.9       8,324     8,962   -7.1
Venture                      2        58  -96.6           4        92  -95.7
................................................................................
      Avalanche          5,514     2,632  109.5       9,799     4,977   96.9
      Silverado-C/K
        Pickup          58,696    46,387   26.5      97,089    84,520   14.9
Chevrolet Fullsize
  Pickups               64,210    49,019   31.0     106,888    89,497   19.4
................................................................................
      Chevrolet Total  128,823   120,461    6.9     222,042   226,406   -1.9
-------------------------------------------------------------------------------
Acadia                   4,283         0  ***.*       5,965         0  ***.*
Canyon                   1,716     1,351   27.0       3,405     2,554   33.3
Envoy                    4,423     5,803  -23.8       7,599    10,552  -28.0
GMC C/T Series              12        17  -29.4          30        26   15.4
GMC W Series               287       269    6.7         536       503    6.6
Safari (GMC)                 1        20  -95.0          11        33  -66.7
Savana Panel/G Classic   1,118     1,283  -12.9       2,114     2,389  -11.5
Savana Special/G Cut     1,165     1,372  -15.1       1,555     2,306  -32.6
Savana/Rally               157       182  -13.7         261       379  -31.1
Sierra                  18,140    14,787   22.7      31,287    26,587   17.7
Topkick 4/5 Series         537       547   -1.8         971       910  -29.7
Topkick 6/7/8 Series       368       677  -45.6         786     1,118    8.5
Yukon                    5,435     4,564   19.1       9,148     8,431    2.7
Yukon XL                 3,637     2,879   26.3       6,099     5,941   13.0
      GMC Total         41,279    33,751   22.3      69,767    61,729   13.0
-------------------------------------------------------------------------------
HUMMER H1                   17        25  -32.0          41        43   -4.7
HUMMER H2                  982     1,326  -25.9       2,051     2,745  -25.3
HUMMER H3                3,178     4,294  -26.0       6,065     8,071  -24.9
      HUMMER Total       4,177     5,645  -26.0       8,157    10,859  -24.9
-------------------------------------------------------------------------------
Bravada                      0        19  ***.*           0        19  ***.*
Silhouette                   0         9  ***.*           0        10  ***.*
      Oldsmobile Total       0        28  ***.*           0        29  ***.*
-------------------------------------------------------------------------------
Other-Isuzu F Series       188        85  121.2         293       152   92.8
Other-Isuzu H Series        13         5  160.0          17        13   30.8
Other-Isuzu N Series       759       742    2.3       1,317     1,298    1.5
      Other-Isuzu Total    960       832   15.4       1,627     1,463   11.2
-------------------------------------------------------------------------------
Aztek                        4        58  -93.1          10       108  -90.7
Montana                      4        73  -94.5           8       138  -94.2
Montana SV6                184     1,967  -90.6         345     3,417  -89.9
Torrent                  2,663     3,946  -32.5       4,311     6,907  -37.6
      Pontiac Total      2,855     6,044  -52.8       4,674    10,570  -55.8
-------------------------------------------------------------------------------
9-7X                       428       432   -0.9         905       817   10.8
      Saab Total           428       432   -0.9         905       817   10.8
-------------------------------------------------------------------------------
Outlook                  1,900         0  ***.*       2,844         0  ***.*
Relay                      194       500  -61.2         333     1,105  -69.9
VUE                     10,740     7,581   41.7      15,412    14,974    2.9
      Saturn Total      12,834     8,081   58.8      18,589    16,079   15.6
-------------------------------------------------------------------------------
      GM Total         202,861   188,889    7.4     346,169   350,425   -1.2
-------------------------------------------------------------------------------
                    GM TRUCK Deliveries by Production Source
-------------------------------------------------------------------------------
GM North America *     201,717   187,840    7.4     344,1673   48,564   -1.3
-------------------------------------------------------------------------------
GM Import                1,144     1,049    9.1       2,002     1,861    7.6
-------------------------------------------------------------------------------
      GM Total         202,861   188,889    7.4     346,169   350,425   -1.2
-------------------------------------------------------------------------------
               GM Light Duty Truck Deliveries by Production Source
-------------------------------------------------------------------------------
GM North America *     199,509   184,825    7.9     339,967   343,489   -1.0
-------------------------------------------------------------------------------
GM Import                    0         0  ***.*           0         0  ***.*
-------------------------------------------------------------------------------
      GM Total         199,509   184,825    7.9     339,967   343,489   -1.0
-------------------------------------------------------------------------------
* Includes U.S./Canada/Mexico

                                      3-1P
                      GM Truck Deliveries - (United States)
                                  February 2007
-------------------------------------------------------------------------------
                                                      Calendar Year-to-Date
                                  February               January - February
-------------------------------------------------------------------------------
                                          % Chg
                          2007      2006  per S/D      2007      2006  % Chg.
                        -------------------------------------------------------
     Selling Days (S/D)     24        24
-------------------------------------------------------------------------------
         GM TRUCK Deliveries by Production Source and Marketing Division
-------------------------------------------------------------------------------
Buick Total              5,222     8,323  -37.3       8,862    13,530  -34.5
Cadillac Total           6,283     5,292   18.7      11,546     8,943   29.1
Chevrolet Total        128,695   120,290    7.0     221,803   226,121   -1.9
GMC Total               41,056    33,535   22.4      69,331    61,321   13.1
HUMMER Total             4,177     5,645  -26.0       8,157    10,859  -24.9
Oldsmobile Total             0        28  ***.*           0        29  ***.*
Other-Isuzu Total          167       170   -1.8         300       295    1.7
Pontiac Total            2,855     6,044  -52.8       4,674    10,570  -55.8
Saab Total                 428       432   -0.9         905       817   10.8
Saturn Total            12,834     8,081   58.8      18,589    16,079   15.6
      GM North America
        Total*         201,717   187,840    7.4     344,167   348,564   -1.3
-------------------------------------------------------------------------------
Chevrolet Total            128       171  -25.1         239       285  -16.1
GMC Total                  223       216    3.2         436       408    6.9
Other-Isuzu Total          793       662   19.8       1,327     1,168   13.6
      GM Import Total    1,144     1,049    9.1       2,002     1,861    7.6
-------------------------------------------------------------------------------
     GM Light Truck Deliveries by Production Source and Marketing Division
-------------------------------------------------------------------------------
Buick Total              5,222     8,323  -37.3       8,862    13,530  -34.5
Cadillac Total           6,283     5,292   18.7      11,546     8,943   29.1
Chevrolet Total        127,635   118,739    7.5     219,790   223,490   -1.7
GMC Total               40,075    32,241   24.3      67,444    59,172   14.0
HUMMER Total             4,177     5,645  -26.0       8,157    10,859  -24.9
Oldsmobile Total             0        28  ***.*           0        29  ***.*
Pontiac Total            2,855     6,044  -52.8       4,674    10,570  -55.8
Saab Total                 428       432   -0.9         905       817   10.8
Saturn Total            12,834     8,081   58.8      18,589    16,079   15.6
      GM North America
        Total*         199,509   184,825    7.9     339,967   343,489   -1.0
-------------------------------------------------------------------------------


                 GM Light Truck Deliveries by Marketing Division
-------------------------------------------------------------------------------
Buick Total              5,222     8,323  -37.3       8,862    13,530  -34.5
Cadillac Total           6,283     5,292   18.7      11,546     8,943   29.1
Chevrolet Total        127,635   118,739    7.5     219,790   223,490   -1.7
GMC Total               40,075    32,241   24.3      67,444    59,172   14.0
HUMMER Total             4,177     5,645  -26.0       8,157    10,859  -24.9
Oldsmobile Total             0        28  ***.*           0        29  ***.*
Pontiac Total            2,855     6,044  -52.8       4,674    10,570  -55.8
Saab Total                 428       432   -0.9         905       817   10.8
Saturn Total            12,834     8,081   58.8      18,589    16,079   15.6
      GM Total         199,509   184,825    7.9     339,967   343,489   -1.0
-------------------------------------------------------------------------------

* Includes US/Canada/Mexico

                        GM Production Schedule - 3/01/07



                                                                           Memo: Joint Venture
                        GMNA                                             --------------------------
                -------------------                            Total       GMNA 1   International 5
Units 000s      Car1 Truck1  Total   GME2   GMLAAM3   GMAP4  Worldwide   Car  Truck
                ---- ------  ------  ----   -------   -----  ---------   ---- -----
2007 Q1 #       417    663  1,080     508      225      538    2,351      15    34    284
  O/(U) prior
forecast:@ *      0      0      0       0        0       17       17       0     0      8

2007 Q2 #       418    757  1,175     467      233      560    2,435      14    47    278
O/(U) prior
forecast:@        0      0      0       0        0        0        0       0     0      0
=====================================================================================================
                        GMNA
                -------------------                            Total       GMNA 1   International 5
Units 000s      Car  Truck   Total   GME    GMLAAM    GMAP   Worldwide   Car  Truck
                ---- ------  ------  ----   -------   -----  ---------   ---- -----
   2001
1st Qtr.        580    634  1,214     538      138       51    1,941      18     9     NA
2nd Qtr.        638    726  1,364     491      165       64    2,084      13    16     NA
3rd Qtr.        574    664  1,238     373      146       74    1,832      11    15     NA
4th Qtr.        573    721  1,294     441      127       67    1,929       9    16     NA
              -----  -----  -----   -----      ---      ---    -----      --    --
    CY        2,365  2,745  5,110   1,842      575      256    7,786      51    56     NA

   2002
1st Qtr.        600    753  1,353     456      131       65    2,005      11    11     NA
2nd Qtr.        688    865  1,553     453      141       74    2,221      15    17     NA
3rd Qtr.        568    740  1,308     408      132       87    1,935      19    20     NA
4th Qtr.        602    824  1,426     453      157       81    2,117      14    25     NA
              -----  -----  -----   -----      ---      ---    -----      --    --
    CY        2,458  3,182  5,640   1,770      561      307    8,278      59    73     NA

   2003
1st Qtr.        591    860  1,451     491      127       77    2,146      19    24     NA
2nd Qtr.        543    837  1,380     488      128       90    2,086      19    24     NA
3rd Qtr.        492    753  1,245     393      135      120    1,893      20    17     NA
4th Qtr.        558    827  1,385     446      157      133    2,121      16    20     NA
              -----  -----  -----   -----      ---      ---    -----      --    --
    CY        2,184  3,277  5,461   1,818      547      420    8,246      74    85     NA

   2004
1st Qtr.        525    820  1,345     473      159      296    2,273      19    19    247
2nd Qtr.        543    846  1,389     503      172      337    2,401      18    48    284
3rd Qtr.        463    746  1,209     411      185      314    2,119      16    43    261
4th Qtr.        466    811  1,277     442      200      386    2,305      17    47    324
              -----  -----  -----   -----      ---    -----    -----      --   ---  -----
    CY        1,997  3,223  5,220   1,829      716    1,333    9,098      70   158  1,116

   2005
1st Qtr.        470    712  1,182     502      185      335    2,204      16    51    286
2nd Qtr.        458    789  1,247     501      195      398    2,341      17    49    337
3rd Qtr.        423    723  1,146     412      207      409    2,174      15    50    199
4th Qtr.        483    798  1,281     443      188      420    2,332      14    68    197
              -----  -----  -----   -----      ---    -----    -----      --   ---  -----
    CY        1,834  3,022  4,856   1,858      775    1,562    9,051      62   218  1,019

   2006
1st Qtr.        496    759  1,255     494      194      472    2,415      18    50    246
2nd Qtr.        462    775  1,237     495      206      482    2,420      17    58    258
3rd Qtr.        417    633  1,050     374      215      433    2,072      12    48    202
4th Qtr.        446    661  1,107     443      215      509    2,274      11    43    260
              -----  -----  -----   -----      ---    -----    -----      --   ---    ---
    CY        1,821  2,828  4,649   1,806      830    1,896    9,181      58   199    966

   2007
1st Qtr. #      417    663  1,080     508      225      538    2,351      15    34    284
2nd Qtr. #      418    757  1,175     467      233      560    2,435      14    47    278



* Variance reported only if current production estimate by region differs from prior production estimate by 5K units or more

@  Numbers may vary due to rounding
#  Denotes estimate

(1) GMNA includes joint venture production - NUMMI units included in GMNA Car; HUMMER and CAMI units included in GMNA Truck
(2) GME includes GM-AvtoVAZ joint venture production beginning in Q1 (2004)
(3) GMLAAM includes GM Egypt joint venture from 2001 through current calendar years
(4) GMAP includes joint venture production: Shanghai GM Norsom Motors (formerly Jinbei GM) and Shanghai GM beginning in 2000 and SAIC-GM-Wuling and GM Daewoo Auto Technologies (GMDAT) beginning in Q1 2004.
(5) International joint venture production includes GM-AvtoVAZ, GM Egypt, Shanghai GM Norsom Motors, Shanghai GM, SAIC-GM-Wuling, and GMDAT. Starting in Q3 2005 International joint venture production does not include GMDAT.


This report is governed by the Forward Looking Statements language found in the Terms and Conditions on the GM Institutional Investor website.




                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          GENERAL MOTORS CORPORATION
                                          --------------------------
                                          (Registrant)


Date:  March 1, 2007                 By:  /s/ NICK S. CYPRUS
                                     ---  ------------------
                                          (Nick S. Cyprus
                                           Controller and
                                           Chief Accounting Officer)